                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY
                               -----------------

KNOW ALL MEN BY THESE PRESENTS:

        That the undersigned officers and directors of American Stores Company, a Delaware corporation, do hereby constitute and appoint Victor L. Lund and Teresa Beck, and each one of them, the lawful attorneys and agents, with full power and authority to do any and all things and to execute any and all instruments which said attorneys and agents, and any one of them, determine may be necessary or advisable or required to enable said corporation to comply with the 1933 Act, and any rules or regulations or requirements of the Commission in connection with this Registration Statement. Without limiting the generality of the foregoing power and authority, the powers granted include the power and authority to sign the names of the undersigned officers and directors in the capacities indicated below to this Registration Statement, to any and all amendments, both pre-effective and post-effective, and supplements to this Registration Statement, and to any and all instruments or documents filed as part of or in conjunction with this Registration Statement or amendments or supplements thereof, and each of the undersigned hereby ratifies and confirms all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. This Power of Attorney may be signed in several counterparts.

        IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of the date indicated.

        Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures                                       Title                               Date
----------                                       -----                               ----
/s/ Victor L. Lund
-----------------------------           Chairman of the Board,                  February 25, 1997
Victor L. Lund                          Chief Executive Officer and Director
                                        (Principal Executive Officer)

/s/ Teresa Beck
-----------------------------           Chief Financial Officer (Principal      February 25, 1997
Teresa Beck                             Financial and Accounting Officer)


/s/ Henry I. Bryant
-----------------------------           Director                                February 25, 1997
Henry I. Bryant

/s/ Louis H. Callister                  Director                                February 25, 1997
-----------------------------
Louis H. Callister

/s/ Arden B. Engebretsen                Director                                February 25, 1997
-----------------------------
Arden B. Engebretsen

Signatures                               Title                                       Date
----------                               -----                                       ----

/s/ James B. Fisher                     Director                                February 25, 1997
-----------------------------
James B. Fisher

/s/ F. R. Gumucio                       Director                                February 25, 1997
-----------------------------
F. R. Gumucio

/s/ Leon G. Harmon                      Director                                February 25, 1997
-----------------------------
Leon G. Harmon

/s/ Donald B. Holbrook                  Director                                February 25, 1997
-----------------------------
Donald B. Holbrook

/s/ Victor L. Lund                      Director                                February 25, 1997
-----------------------------
Victor L. Lund

/s/ John E. Masline                     Director                                February 25, 1997
-----------------------------
John E. Masline

/s/ Michael T. Miller                   Director                                March 4, 1997
-----------------------------
Michael T. Miller

/s/ Barbara S. Preiskel                 Director                                February 25, 1997
-----------------------------
Barbara S. Preiskel

/s/ J. L. Seoti                         Director                                February 25, 1997
-----------------------------
J. L. Seoti

/s/ Don L. Skaggs                       Director                                February 25, 1997
-----------------------------
Don L. Skaggs

/s/ L. S. Skaggs                        Director                                March 4, 1997
-----------------------------
L. S. Skaggs

/s/ Arthur K. Smith                     Director                                February 25, 1997
-----------------------------
Arthur K. Smith

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